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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                               -------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     DECEMBER 23, 1999


NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP
               (Exact Name of Registrant as Specified in Charter)


MASSACHUSETTS                     0-12138                        04-2619298
 (State or Other Jurisdiction   (Commission                     (IRS Employer
             of Incorporation   File Number)                 Identification No.)


39 BRIGHTON AVENUE, ALLSTON, MASSACHUSETTS                           02134
(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code (617) 783-0039


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On December 23, 1999, the Registrant acquired through a controlled affiliate, 268 residential units from Oak Apartments, LLC for a purchase price of $14.5 million. The property is located in Brockton, Massachusetts. The Registrant financed the purchase price in part through the use of the Registrant's operating cash and cash reserves. In addition, the Registrant obtained a loan in the amount of $750,000 from Harold Brown, the Treasurer of the General Partner of the Registrant. Mr. Brown's loan is payable by the Registrant, interest only, monthly until maturity and bears interest at a rate of 10% per annum and

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matures in two (2) years. The loan can be prepaid in whole or part at any time prior to maturity without penalty. The balance of the purchase price was financed through a first mortgage loan from Arbor National Commercial Mortgage, LLC ("Arbor"), in an amount of $11.6 million. The first mortgage loan from Arbor bears interest at a rate of 7.84% per annum and is amortized over a 30 year period, with a maturity in 10 years.

         The seller, Oaks Apartments, LLC, has no relationship to the Registrant or its controlled affiliate, which was formed for the specific purpose of acquiring the property.

         The Registrant acquired the property through Hamilton Oaks Associates, LLC ("Hamilton Oaks"), a Delaware limited liability company, which was formed for the specific purpose of acquiring the property. NewReal, Inc., a Massachusetts corporation, and the Registrant's General Partner, is the sole manager of Hamilton Oaks, and the Registrant is its sole member.

         At the time of the filing of this Current Report on Form 8-K, the financial statements relating to foregoing matters were not available. Such financial statements will be included in an amendment to this Current Report as soon as they are made available by the Registrant's accountants. The Registrant will file amendment to this Current Report immediately upon the availability of said information.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by under signed hereunto duly authorized.

                                                   January 14, 2000

                                                   New England Realty Associates
                                                       Limited Partnership

                                                   By: NEWREAL, INC.
                                                       -------------------------
                                                       Its General Partner

                                                       By: /S/ RONALD BROWN
                                                       -------------------------



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                                  EXHIBIT INDEX

Exhibit
Number

2.1  Purchase and Sale Agreement